Registration File Nos. 333-212418 and 811-23167

As filed with the Securities and Exchange Commission on August 29, 2018

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 13	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 15	☒

(Check appropriate box or boxes)

OSI ETF TRUST

(Exact name of Registrant as Specified in Charter)

60 State Street

Suite 700

Boston, MA 02109

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 855-7670

Name and Address of Agent for Service:	With a Copy to:
Connor O’Brien	Michael Mabry, Esq.
60 State Street	Stradley Ronon Stevens & Young, LLP
Suite 700	2005 Market Street, Suite 2600
Boston, MA 02109	Philadelphia, PA 19103

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on October 29, 2018 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates to only the O’Shares FTSE Russell Small Cap Quality Dividend ETF. No other information relating to any other series of the Registrant is amended or superseded hereby.

Prospectus

O’Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM)

October 31, 2018

Shares of the Fund are not individually redeemable and the owners of shares may purchase or redeem shares from the Fund in Creation Units only. The purchase and sale price of individual shares trading on an Exchange may be below, at or above the most recently calculated net asset value (“NAV”) for such shares. Shares are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

O’Shares FTSE Russell Small Cap Quality Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index (the “U.S. Small Cap Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor such as brokerage commissions for buying and selling securities are not reflected in the table below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

(1) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the “Board”) of OSI ETF Trust (the “Trust”) has not currently approved the commencement of any payments under the Plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. During the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the U.S. Small Cap Target Index.

The U.S. Small Cap Target Index is designed to reflect the performance of publicly-listed small capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the U.S. Small Cap Target Index are selected from the FTSE USA Small Cap Index. As of June 30, 2018, the U.S. Small Cap Target Index consisted of [   ] securities with a market capitalization range of between $[   ] million and $[   ], with an average market capitalization of $[   ] billion.

The U.S. Small Cap Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE USA Small Cap Index that have exposure to the following three factors: 1) quality, 2) low volatility and 3) yield. The “quality” factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage

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(operating cash flow divided by total debt). The “low volatility” factor is calculated using the standard deviation of five years of weekly local total returns. The “yield” factor is calculated using the company’s twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).

Each company in the U.S. Small Cap Target Index is “scored” individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company, with the “quality” factor score applied twice. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE USA Small Cap Index. Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity and industry) are satisfied, thereby adjusting the final weights in the U.S. Small Cap Target Index. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The industry constraints limit sector deviations. Individual index constituent weights are capped at 3% at each annual reconstitution to avoid overexposure to any single security. The U.S. Small Cap Target Index’s investable universe excludes real estate investment trusts (“REITs”) and companies in the real estate sector.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the U.S. Small Cap Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the U.S. Small Cap Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the U.S. Small Cap Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the U.S. Small Cap Target Index (e.g., where the U.S. Small Cap Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the U.S. Small Cap Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the U.S. Small Cap Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the U.S. Small Cap Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the U.S. Small Cap Target Index. To the extent that the U.S. Small Cap Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the U.S. Small Cap Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the U.S. Small Cap Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded fund (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more U.S. Small Cap Target Index components or in anticipation of changes in the U.S. Small Cap Target Index’s components.

The Index Provider, in consultation with an affiliate of O’Shares Investment Advisers, LLC (the “Adviser”), developed the U.S. Small Cap Target Index methodology. The Index Provider is responsible for the ongoing maintenance, calculation and administration of the U.S. Small Cap Target Index.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

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Concentration Risk. To the extent that the U.S. Small Cap Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Dividend-Paying Stocks Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund’s purchase of such a company’s securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the U.S. Small Cap Target Index. As a result, the Fund expects to hold constituent securities of the U.S. Small Cap Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider will compile the U.S. Small Cap Target Index accurately, or that the U.S. Small Cap Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the U.S. Small Cap Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the U.S. Small Cap Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders. The U.S. Small Cap Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

Multifactor Risk. The U.S. Small Cap Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of the Fund using a quality strategy may suffer.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the U.S. Small Cap Target Index. As a result, an adverse development respecting a security held by the Fund could result in a

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greater decline in NAV than would be the case if the Fund held all of the securities in the U.S. Small Cap Target Index. Conversely, a positive development relating to a security in the U.S. Small Cap Target Index that is not held by the Fund could cause the Fund to underperform the U.S. Small Cap Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Sector Risk. To the extent the U.S. Small Cap Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Small Capitalization Securities Risk. The securities of small capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the U.S. Small Cap Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the U.S. Small Cap Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the U.S. Small Cap Target Index. In addition, the Fund’s NAV may deviate from the U.S. Small Cap Target Index if the Fund fair values a portfolio security at a price other than the price used by the U.S. Small Cap Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the U.S. Small Cap Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the FTSE USA Small Cap Index, will not be the same as it historically has been and thus that the U.S. Small Cap Target Index will not be exposed to the less volatile securities in the FTSE USA Small Cap Index. Volatile stocks are subject to sharp swings in value.

Performance Information

Effective May 4, 2018, the Fund’s target index was changed from the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index (the “Former Target Index”) to the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index. Thus, Fund performance shown below prior to May 4, 2018 reflects the Fund seeking to track the performance of the Former Target Index. In addition, the Average Annual Total Returns table below, which provides performance information for periods ended December 31, 2017, includes the performance of the Former Target Index. The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Former Target Index and additional broad-based securities market indexes. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.oshares.com.

[BAR CHART TO BE ADDED AND TABLE TO BE UPDATED IN 485(B) FILING]

2017: [    ]%

For the period shown in the bar chart above:

Best Quarter	[ ]	[ ]%
Worst Quarter	[ ]	[ ]%

The year-to-date return as of the calendar quarter ended September 30, 2018 is [ ]%.

Average Annual Total Returns (for the periods ended December 31, 2017)	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	[ ]%	[ ]%	December 30, 2016
After Taxes on Distributions	[ ]%	[ ]%	=
After Taxes on Distributions and Sale of Shares	[ ]%	[ ]%	=
FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index	[ ]%	[ ]%	=
S&P Small Cap 600 Index	[ ]%	[ ]%	=
Russell 2000 Index	[ ]%	[ ]%	=

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: O’Shares Investment Advisers, LLC

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Manager: Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser and the portfolio manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio. Ms. Krisko has managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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More Information About the Fund

More Information About the Fund’s Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its target index (“Target Index”). The Fund’s investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days’ notice to shareholders.

More Information About the Fund’s Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of its Target Index.

The Target Index is designed to reflect the performance of publicly-listed small capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the Target Index are selected from the FTSE USA Small Cap Index. As of June 30, 2018, the Target Index consisted of [    ] securities with a market capitalization range of between $[    ] million and $[    ] billion, with an average market capitalization of $[    ] billion.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE USA Small Cap Index that have exposure to the following three factors: 1) quality, 2) low volatility and 3) yield. The “quality” factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage (operating cash flow divided by total debt). The “low volatility” factor is calculated using the standard deviation of five years of weekly local total returns. The “yield” factor is calculated using the company’s twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).

Each company in the Target Index is “scored” individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company, with the “quality” factor score applied twice. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE USA Small Cap Index.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity and industry) are satisfied, thereby adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The industry constraints limit sector deviations. Individual index constituent weights are capped at 3% at each annual reconstitution to avoid overexposure to any single security. The Target Index’s investable universe excludes REITs and companies in the real estate sector.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.

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Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.

The Index Provider, in consultation with an affiliate of the Adviser, developed the Index methodology. The Index Provider is responsible for the ongoing maintenance, calculation and administration of the Target Index. The Target Index is unmanaged and cannot be invested in directly.

More Information about the Fund’s Principal Investment Risks

References to the Adviser include the Sub-Adviser for purposes of these Principal Investment Risks.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Concentration Risk. To the extent that the Fund’s Target Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the broader market. The Fund’s performance could also be affected if the sectors or industries do not perform as expected.

Dividend-Paying Stocks Risk. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company’s securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding or having exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

ETFs and Other Investment Companies Risk. The risks of investing in securities of other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment company invests.

When the Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the investment company, as well as their share of the Fund’s fees and expenses. As a result, the Fund’s investment in an investment company could cause the Fund’s operating expenses to be higher and performance to be lower.

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Through its investments in investment companies, the Fund may be indirectly exposed to additional risks. Derivatives used by an investment company in which the Fund may invest may cause it to become leveraged, allowing it to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain investment companies may segregate liquid assets to cover the market value of their obligations under the derivatives, this will not prevent losses of amounts in excess of the segregated assets. Other investment companies may not employ any risk management procedures at all, leading to even greater losses.

Index-Related Risk. The Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities in the Target Index. The Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Fund may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. The Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Target Index as published by the Index Provider. There is no assurance that the Target Provider or any agents that may act on its behalf will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Target Index or its related data, and they do not guarantee that the Target Index will be in line with the Index Provider’s methodology. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indexes are less commonly used. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Target Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Target Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders. The U.S. Small Cap Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Target Index in order, for example, to correct an error in the selection of index constituents, or to reflect corporate actions or de-listings. When the Target Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Target Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Target Index may increase the costs and the tracking error risk of the Fund.

Liquidity Risk. Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero

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percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences disruption in the creation/redemption process of the Fund because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Premium-Discount Risk. Although it is expected that the market price of Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ. Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares on the secondary market. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of the Fund using a quality strategy may suffer.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Small Capitalization Securities Risk. The securities of small capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

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Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its Target Index. The Fund’s return may not match the return of the Target Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund’s securities holdings to reflect changes in the composition of the Target Index. Because the Target Index’s components are reconstituted on an annual basis, the Fund’s costs associated with reconstitution may be greater than those incurred by other ETFs that track indexes whose composition changes less frequently. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. In addition, to the extent the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Target Index.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the underlying FTSE index, will not be the same as it has historically been, and thus that the Target Index will not exposed to the less volatile securities in the underlying FTSE index universe. Volatile stocks are subject to sharp swings in value.

Other Information

Exclusion of Adviser from Commodity Pool Operator (“CPO”) Definition. With respect to the Fund, the Adviser has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund’s statement of additional information (“SAI”). Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Investment Advisory Services

Investment Adviser and Sub-Adviser

O’Shares Investment Advisers, LLC (“Adviser”) acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Adviser is a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2105, Montreal, QC H3A 2R7 (Canada). The Adviser was founded in 2016.

Vident Investment Advisory, LLC (“Sub-Adviser”) acts as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company with its principal offices located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076.

Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Fund’s investment program. The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Target Index, subject to the overall supervision and oversight of the Adviser and the Board. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions. The Board supervises and oversees the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.

Pursuant to the Advisory Agreement, the Fund pays the Adviser the management fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of the Fund.

Fund	Management Fee
O’Shares FTSE Russell Small Cap Quality Dividend ETF	0.48%

Pursuant to the Sub-Advisory Agreement, the Adviser compensates the Sub-Adviser out of the management fees it receives from the Fund.

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Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Fund, except for (i) the management fee, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement for the O’Shares FTSE Russell Small Cap Quality Dividend ETF is available in the Fund’s semi-annual report to shareholders for the period ended December 31, 2016.

Portfolio Manager

The portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Denise M. Krisko, CFA, joined the Sub-Adviser as its President in November 2014 and has over twenty years of investment management experience. Prior to joining the Sub-Adviser, Ms. Krisko was the Chief Investment Officer of Index Management Solutions, LLC from January 2010 – November 2014. Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management from July 2007 – August 2009. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Manager of Managers Structure

The Adviser and the Trust may seek an exemptive order from the SEC that would allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order would provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Fund would be subject to certain conditions that would be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser would have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser would also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser would allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

Information Regarding Exchange-Traded Funds

The Fund is an ETF. An ETF is an investment company that offers shares that are listed on a U.S. securities exchange. Because they are listed on an exchange, shares of ETFs can be traded throughout the day on that exchange at market-determined prices.

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the NAV of such shares. ETF shares, by contrast, cannot be purchased from or redeemed with the issuing fund at NAV except by or through Authorized Participants, and then only in large blocks of shares called “Creation Units,” usually in exchange for an in-kind basket of securities. In order to be an “Authorized Participant,” you must be either a broker-dealer or other participant in the Continuous Net Settlement System (“Clearing

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Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in The Depository Trust Company (“DTC”) with access to the DTC system, and you must execute an agreement with the Fund’s distributor that governs transactions in the Fund’s Creation Units.

NAV is calculated once a day at the close of trading on the New York Stock Exchange (“NYSE”) and reflects the Fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. Transactions in traditional mutual fund shares are typically effected at the NAV next determined after receipt of the transaction order, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that Fund’s NAV determined as of the close of trading of the NYSE. Traditional mutual fund shares may be purchased from the Fund directly by the shareholder or through a financial intermediary.

In contrast, investors can purchase and sell ETF shares on a secondary market through a broker. Secondary market transactions may not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF shares and on changes in the prices of the ETF’s portfolio holdings. Accordingly, an investor may pay more (or receive less) than NAV when the investor purchases (or sells) Fund shares on the secondary market. Shareholders will also incur typical brokerage and transaction costs when buying or selling ETF shares on the secondary market. An organized secondary market is expected to exist for the Fund’s shares because Fund shares are listed for trading on the Exchange. It is possible, however, that an active trading market in Fund shares may not be maintained.

Pricing Fund Shares

The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of the Fund, known as the intraday indicative value (“IIV”), will be disseminated every fifteen seconds throughout the trading day by ICE Data Indices, LLC or its agents or by other information providers or market data vendors.  The IIV is based on the estimated market value of the Fund Deposit (the in-kind creation basket and cash component necessary to purchase a Creation Unit from the Fund) and any short positions.  The IIV does not necessarily reflect the precise composition of the current portfolio of investments held by the Fund at a particular point in time or the best possible valuation of the current portfolio.  The IIV should not be viewed as a “real-time” update of the NAV because the IIV may not be calculated in the same manner as the NAV, which is computed once a day.  The IIV is generally determined by using current market trades and/or price quotations obtained from exchanges on which trades in the relevant securities held by the Fund are executed and reported.  The Fund, Adviser, Sub-Adviser and their affiliates are not involved in, or responsible for, the calculation or dissemination of the IIVs and make no warranty as to their accuracy.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.

When calculating the NAV of the Fund’s shares, securities held by the Fund are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Forward currency contracts are generally valued at the close of the London Exchange at the applicable forward rate on the valuation day. OTC securities and instruments are generally valued using prices provided by a third party pricing service. Any Fund assets denominated in currencies other than the U.S. dollar are generally translated into the U.S. dollar at the prevailing market rates provided by a third party pricing service. Use of a rate different from the rate used by the Target Index may adversely affect the Fund’s ability to track its Target Index.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Fund’s investments using fair value pricing may result in using prices for those investments that may differ from current market valuations. The Board has delegated to a Valuation Committee the authority to determine fair value prices, pursuant to policies and procedures the Board has established. Certain market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Target Index, which, in turn, could result in a difference between the Fund’s performance and the performance of its Target Index.

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Shareholder Information

Shares of the Fund trade on exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on an exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volumes and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof. The Fund is listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and the most recently completed calendar quarters is available at www.oshares.com. Any such information represents past performance and cannot be used to predict future results.

Certain Legal Risks

Because Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Fund shares are issued by a registered investment company, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as permitted by an SEC exemptive order granted to the Fund that allows registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

The Adviser reserves the right to reject any purchase request at any time, for any reason, and without notice. The Fund can stop offering Creation Units and may postpone payment of redemption proceeds at times when the Exchange is closed, when trading on the Exchange is suspended or restricted, for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of NAV is not reasonably practicable, or under any circumstances as is permitted by the SEC.

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Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the in-kind basket of securities applicable to the purchase of a Creation Unit.

Creations and redemptions of Fund shares are subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act. The Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the Fund invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an in-kind basket of securities may be paid an equivalent amount of cash. An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Frequent Trading

The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted also that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

The Adviser will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Portfolio Holdings Information

The Fund’s portfolio holdings as of the time the Fund calculates its NAV are disclosed daily at www.oshares.com at or before the opening of trading on the Exchange the following day. In addition, the deposit securities and fund securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily via the NSCC. A description of the Fund’s other policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Fund; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”).

No Rule 12b-1 fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund and may cost you more than paying other types of sales charges.

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.” The Fund typically earns income dividends from stocks and income from fixed income securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities or buys back shorted securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

The Fund intends to pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.  Dividends may be declared and paid more frequently to improve the Fund’s tracking of its Target Index or to comply with the distribution requirements of the Code.

At the time you purchase your Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Distributions in cash may be reinvested automatically in additional shares only if the broker through which the shares were purchased makes such an option available.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by shareholders for reinvestment of their cash proceeds, but certain individual brokers may make a dividend reinvestment service available to their clients. If this service is available and used, distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Fund distributions of income and realized gains are taxable to you whether paid in cash or reinvested in Fund shares.

Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in shares of the Fund to shareholders holding shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

As with any investment, you should consider how your investment in shares of the Fund will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your shares of the Fund.

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Taxes on Distributions

Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income: (i) the Fund itself must receive qualified dividend income from U.S. corporations (ii) the Fund must meet holding period and other requirements with respect to its dividend paying stocks, and (iii) you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws.

16

Trademark Notice/Disclaimers

FTSE Disclaimer

The Fund is not in any way sponsored, endorsed, sold or promoted by the London Stock Exchange Group companies, which include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”) and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”) (together “LSEG”). LSEG makes no claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the U.S. Small Cap Target Index, (the “Index”) (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. LSEG has not provided nor will provide any financial or investment advice or recommendation in relation to the Index to the adviser or to its clients. The Index is calculated by FTSE or its agent. LSEG shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

All rights in the Index vest in FTSE. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE-Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.

NYSE Arca Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the performance of its Target Index or the ability of the Target Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Target Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Target Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Target Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Adviser Disclaimer

The Adviser does not guarantee the accuracy or the completeness of the Target Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Target Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Target Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Service Providers

Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of the Fund’s shares. The Distributor will not distribute shares in less than a Creation Unit, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser, the Index Provider or their affiliates.

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

J.P. Morgan Chase Bank, N.A. serves as the Administrator, Fund Accounting Agent, and Transfer Agent of the Fund and also serves as Custodian of the Fund’s investments.

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Compliance Support

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and a Chief Financial Officer, as well as certain additional compliance support functions to the Fund. FFOS is not affiliated with the Adviser, Sub-Adviser, Administrator, Transfer Agent, Custodian or their affiliates.

Index Provider

The Index Provider, in consultation with an affiliate of the Adviser, developed the methodology for the Target Index. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. The Index Provider is not affiliated with the Fund or the Adviser.

An affiliate of the Adviser has entered into a license agreement with the Index Provider to use the Target Index. Pursuant to a sub-licensing agreement between the Adviser affiliate and the Trust, the Adviser affiliate provides the use of the Target Index and related intellectual property to the Trust and the Fund.

Householding Policy

To reduce expenses, we mail only one copy of the Prospectus or Summary Prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive copies of these documents, please write to the Trust at: OSI ETF Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, call the Trust at: 855-637-5383 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business; or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

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Financial Highlights

The financial highlights table is intended to help you understand the O’Shares FTSE Russell Small Cap Quality Dividend ETF financial performance from commencement of operations through June 30, 2018. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements for the period ended June 30, 2018, is included in the annual report of the Fund and is available upon request.

FINANCIAL HIGHLIGHTS

[To be inserted in the 485(B) filing]

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OSI ETF Trust

You can find more information about the Fund in the following documents:

Statement of Additional Information: The SAI of the Fund provides more detailed information about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report (when available), you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can obtain free copies of these documents, request other information, or make generally inquiries about the Fund by contacting the Fund’s at:

OSI ETF Trust

c/o Foreside Fund Services, LLC

Three Canal Plaza

Portland, Maine 04101

855-637-5383

You can review and copy information including the Fund’s reports, when available, and SAI at the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder Reports, when available, and other information about the Fund is also available:

—	Free of charge at www.oshares.com;

—	Free of charge from the SEC’s EDGAR database at http://www.sec.gov;

—	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-1520; or

—	For a fee, by email request to publicinfo@sec.gov.

(Investment Company Act File Number 811-23167)

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STATEMENT OF ADDITIONAL INFORMATION

OSI ETF Trust

60 State Street, Suite 700

Boston, MA 02109

(855) 637-5383

October 31, 2018

O’Shares FTSE Russell Small Cap Quality Dividend ETF (OUSM)

Fund shares are listed for trading on NYSE Arca, Inc.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated October 31, 2018 which incorporates this SAI by reference. This SAI is not an offer to sell Shares of the Fund. A written offer can be made only by a prospectus. A copy of the Prospectus and the Fund’s shareholder reports are available, without charge, upon request to the address above, by telephone at the number above, or at www.oshares.com. You should read the Prospectus carefully before investing.

The audited financial statements of the O’Shares FTSE Russell Small Cap Quality Dividend ETF for the fiscal year ended June 30, 2018, including the notes thereto and the report of BBD, the Fund’s independent registered public accountant, are incorporated by reference into the SAI.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust. The Prospectus and this SAI do not constitute an offering by the Fund or its Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means Securities Act of 1933, as amended.

“1934 Act” means Securities Exchange Act of 1934, as amended.

“1940 Act” means Investment Company Act of 1940, as amended.

“Adviser” or “O’Shares” means O’Shares Investment Advisers, LLC.

“Balancing Amount” means an amount of cash equal to the difference between (i) the NAV attributable to a Creation Unit and (ii) the market value of the In-Kind Creation (or Redemption) Basket and the Cash In-Lieu Amount, if any, used to ensure that the market value of the Fund Deposit (or Fund Redemption) (which is exclusive of any Transaction Fees) is identical to the NAV attributable to the Creation Unit being purchased or redeemed.

“Board of Trustees” or “Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of the Balancing Amount and any applicable Cash In-Lieu Amount calculated in connection with creations.

“Cash In-Lieu Amount” means an amount of cash provided in lieu of some or all of the securities included in the In-Kind Creation (or Redemption) Basket.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CFTC” means Commodity Futures Trading Commission.

“Code” or “Internal Revenue Code” means Internal Revenue Code of 1986, as amended.

“Distributor” or “Foreside” means Foreside Fund Services, LLC.

“Exchange” means NYSE Arca, Inc.

“Fund” means the O’Shares FTSE Russell Small Cap Quality Dividend ETF

“Fund Deposit” means the In-Kind Creation Basket necessary to purchase a Creation Unit from the Fund.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“Independent Trustee” means a Trustee who is not an “interested person” as defined under Section 2(a)(19) of the 1940 Act.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the Fund. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to the Fund for a Creation Unit.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Interested Trustee” means a Trustee who is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

“NAV” means the net asset value of the Fund.

“RIC” means a “regulated investment company” as defined in Section 851(a) of the Code.

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“SAI” means this statement of additional information.

“SEC” means U.S. Securities and Exchange Commission.

“Share” means shares of beneficial interest in the Fund.

“Sub-Adviser” means Vident Investment Advisory, LLC.

“Target Index” means the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index

“Transaction Fees” means fees imposed to compensate the Trust in connection with creations and redemptions.

“Trust” means OSI ETF Trust.

“Trustee” means a trustee of the Trust.

2

INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Fund is a diversified series of the Trust. The Trust was organized on April 12, 2016. Other series of the Trust may be added in the future.

The Fund issues and redeems Shares at NAV only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities (which may include cash in lieu of certain securities), together with the deposit of a specified cash amount, or for an all cash amount. Shares of the Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual fund shares, Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares or multiples thereof. Including in the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Fund and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Exchange Listing and Trading

Shares of the Fund are listed and traded on the Exchange. Shares trade on the Exchange and throughout the secondary market at prices that may differ from their NAV or Intraday Indicative Value (“IIV”), as explained under the section entitled “IIV” below, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) after the first 12 months the Fund is listed, there are fewer than 50 beneficial owners of the Shares; (ii) the value of the Fund’s Target Index is no longer calculated or available; (iii) the IIV of the Fund is no longer calculated or available; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

IIV

The IIV is designed to provide investors with a reference value that can be used in connection with other related market information. The IIV is an approximate per-Share value and is disseminated every fifteen (15) seconds throughout the trading day by the Exchange, or by other information providers. The IIV is calculated by (i) calculating the estimated value of the securities included in the Fund’s Fund Deposit and any short positions, (ii) calculating the estimated amount of the value of cash and/or money market instruments per Creation Unit held in the Fund’s portfolio, (iii) calculating the estimated in-the-money or out-of-the-money value of the financial instruments held by the Fund, if any, and (iv) adding (i) through (iii) to arrive at a value, and (v) dividing that value by the number of Shares in a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of investments held by the Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of the NAV of the Fund because it may not be calculated in the same manner as the NAV. The Fund, the Adviser, the Sub-Adviser, and their affiliates are not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.

3

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

Reference is made to the Prospectus for a discussion of the primary investment objectives and policies of the Fund. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Fund (including the benchmarks of the Fund) may be changed by the Trustees without the approval of shareholders.

The investment techniques and strategies discussed below may be used by the Fund if, in the opinion of the Adviser, the techniques or strategies may be advantageous to the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

The Fund may consider changing its Target Index at any time, including if, for example, the current index becomes unavailable, the Board of Trustees believes that the current index no longer serves the investment needs of a majority of shareholders, that another index may better serve its needs, or if the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its Target Index.

For purposes of this SAI, the word “invest” refers to the Fund directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct investments and indirect investments in securities and other instruments.

Additional information concerning the Fund, its investments policies and techniques, and the securities and financial instruments in which it may invest is set forth below. Unless the context otherwise requires, references under “Investment Policies, Techniques and Related Risks” in this SAI to the Adviser also apply to the Sub-Adviser.

Name Policies

The Fund has adopted non-fundamental investment policies in accordance with Rule 35d-1 under the 1940 Act obligating them to invest, under normal market conditions, at least 80% of its assets in the component securities of its Target Index or, as applicable, depositary receipts representing component securities of the Target Index. For purposes of each such investment policy, “assets” includes the Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of the Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the Fund’s net assets that are segregated on the Fund’s books and records, to the extent that they are not already counted as investments, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Fund’s 80% policy is non-fundamental, which means that it may be changed by the Board without the approval of shareholders. The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in the Fund’s name policy.

Additional information concerning the Fund and the securities and financial instruments in which it may invest and investment techniques in which it may engage is set forth below.

Borrowing

The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. The Fund may, however, pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.

The Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent the Fund “covers” its repurchase obligations as described below in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and will not be considered borrowings by the Fund.

4

Business Development Companies

Subject to its investment policies and restrictions, the Fund may have exposure to shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated under the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC to which the Fund has exposure to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Exposure to BDCs is subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, the Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Commodity Pool Operator Regulation

As of January 1, 2013, the CFTC imposed new limitations on commodities trading by certain regulated entities, including advisers of registered investment companies. Pursuant to the new limitations, in order to qualify for an exclusion from registration and regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), the Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Because the Fund is expected to engage only in a de minimis amount of such transactions, the Adviser has claimed such an exclusion. Therefore, they are not subject to the registration and regulatory requirements of the CEA. In addition, the Adviser is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.

Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its respective investment strategies or this SAI.

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In addition to meeting one of the trading limitations described above, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Equity Securities

The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an equity security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is susceptible to these market risks.

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

When the Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position, the Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker are made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures

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contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. The Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund is required to make daily cash payments of variation margin. The risk that the Fund is unable to close out a futures position is minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Illiquid Securities

The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws, such as where the Fund has obtained material, non-public information about a security it holds. The Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Adviser. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund’s liquidity.

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Index Options

The Fund may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic positions.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

The amount of cash received, if any, is the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either: (i) owns an offsetting position in securities or other options; and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Purchased OTC options and the cover for written OTC options are subject to the relevant Fund’s 15% limitation on investments in illiquid securities. See “Illiquid Securities.”

Some stock index options may be based on a broad market index or on a narrower market index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”) and other options exchanges (“Options Exchanges”).

Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, Section 12(d)(1)(B) prohibits another investment company from selling its shares to the Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The foregoing limits do not apply to the Fund’s investments in money market funds or by Funds in an investment company that are part of the same group of investment companies as the Fund.

As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has

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knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions and allowances discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, foreign investment companies and BDCs. The Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index, or strategy used to track the index.

The Fund also may invest in private investment funds, vehicles, or structures. Such investments are generally considered to be illiquid. To the extent that such investments are determined to be illiquid, they will be subject to the Fund’s 15% limitation on investments in illiquid securities. See “Illiquid Securities.”

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships (or similar entities, such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Options on Securities

The Fund may buy and write (sell) options on securities. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, the Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in

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escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written.

Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When the Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position is canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, the Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber-security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber-security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

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Portfolio Turnover

The Fund’s portfolio turnover may vary from year to year, as well as within a year. The Fund’s portfolio may turn over due to changes in and rebalancings of its Target Index. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to the Fund, including brokerage commissions and other transaction costs. The performance of the Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short-term capital gains in excess of short-term capital losses, distributions of which would generally be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, utilizing the creation and redemption in-kind mechanism, the Fund will seek to minimize capital gains to the extent possible.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

Name of Fund	FYE June 30, 2017	FYE June 30, 2018
O’Shares FTSE Russell Small Cap Quality Dividend ETF (1)	7%	[ ]%

(1)The O’Shares FTSE Russell Small Cap Quality Dividend ETF commenced operations on December 30, 2016.

Swap Agreements

The Fund may enter into swap agreements. The Fund may enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Fund are two-party contracts. In connection with the Fund’s positions in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. When the Fund is a protection seller in a credit default swap, it will segregate liquid assets equal to the full notional value of the swap.

In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregating or earmarking cash of other assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. However, the Fund has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which could lead to significant losses. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s right as a creditor.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to

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pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap are accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess are earmarked or segregated by the Fund’s custodian. Inasmuch as these transactions are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swap agreements.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition is continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets.

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Reverse Repurchase Agreements

The Fund may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund is able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when the Adviser believes it is to the Fund’s advantage to do so. The Fund will earmark or segregate cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Risks of Potential Regulation of Swaps and Other Derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

U.S. Government Securities

The Fund also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques the Fund employs, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.

While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities. Given the historically low interest rate environment, risks associated with rising rates are heightened.

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Tracking an Index

The Fund is managed with an investment strategy that attempts to track the performance of its Target Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of its Target Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking error is the difference between the Fund’s performance from that of the Target Index. This may occur due to an imperfect correlation between the Fund’s holdings and those comprising the Target Index, pricing differences, the Fund’s holding of cash, differences in the timing of dividend accruals, changes to the Target Index, or the need to meet regulatory requirements. This risk is heightened during times of increased market volatility or other unusual market conditions. Further, as a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Target Indexes than it otherwise would at higher asset levels or they could ultimately liquidate.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Target Index because, among other things, the total return generated by its portfolio securities is reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of an Target Index. It is also possible that the Fund may not track the performance of its Target Index due to the unavailability of certain Target Index securities in the secondary markets or due to other extraordinary circumstances. There may also be tracking error because the Fund intends to qualify as a RIC. To the extent the Adviser uses a representative sampling strategy to track the Target Indexes, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will earmark or segregate cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of the Fund not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

1.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	The Fund may not engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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4.	The Fund may not purchase or sell real estate, except: (i) to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (ii) that it may invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

5.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

6.	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers (excluding investment companies) of one or more particular industries, except that the Fund will concentrate to approximately the same extent that its Target Index concentrates in the investments of such particular industry or industries.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation. Thus, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.

The Fund is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may not change from “diversified” to “non-diversified” without the approval of a “majority” of the outstanding voting securities of that Fund (as defined above).

For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio transactions will generally be implemented through in-kind transactions for Creation Units; however, the Sub-Adviser will execute brokerage transactions for the Fund and the Fund will incur brokerage commissions, particularly until the Fund achieves scale. Also, the Fund may accept cash, in which case the Sub-Adviser may need to execute brokerage transactions for the Fund.

Subject to the general supervision of the Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Sub-Adviser expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or OTC transactions executed with an electronic communications network or an alternative trading system. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Sub-Adviser may serve as an investment manager to and may place portfolio transactions on behalf of other clients, including other investment companies. It is the practice of the Sub-Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Sub-Adviser manages in such manner as the Sub-Adviser deems equitable. Orders are placed at the end of the trading day in separate baskets for the Fund (orders for the same securities on the same side of the market are not aggregated). If an order is partially filled and the security is being traded for more than one Fund, the main factors considered by the Sub-Adviser in making allocations to the Fund is its respective investment objective and the order size of the Fund with respect to the relevant security.

The policy of the Fund regarding purchases and sales of securities for the Fund’s portfolio is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily

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determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Sub-Adviser from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the Fund’s policies, the Sub-Adviser effects transactions with those brokers and dealers that the Sub-Adviser believes to provide the most favorable prices and are capable of providing efficient executions. If the Sub-Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Sub-Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund and Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Sub-Adviser, for the additional services. The information and services received by the Sub-Adviser from brokers and dealers may be of benefit to the Sub-Adviser in the management of accounts of some of the Sub-Adviser’s other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Sub-Adviser and thereby reduce the Sub-Adviser’s expenses, this information and these services are of indeterminable value and the management fee paid to the Sub-Adviser is not reduced by any amount that may be attributable to the value of such information and services.

The Sub-Adviser does not consider sales of Shares as a factor in the selection of broker-dealers to execute portfolio transactions.

The aggregate brokerage commissions paid by the Fund during the two most recent fiscal years are set forth in the table below.

Name of Fund	Brokerage Commissions Paid	Amount of Transactions Involved
O’Shares FTSE Small Cap Quality Dividend ETF (1)
Fiscal Year Ended June 30, 2018	$[ ]	$[ ]
Fiscal Year Ended June 30, 2017	$750.90	$2,518,420.31

(1)The O’Shares FTSE Small Cap Quality Dividend ETF commenced operations on December 30, 2016.

Directed Brokerage

For the fiscal year ended June 30, 2018, [the Fund did not participate in any directed brokerage].

Securities of “Regular Broker-Dealers”

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that they may hold at the end of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. As of June 30, 2018, [the Fund did not hold any shares of regular broker-dealers].

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MANAGEMENT OF TRUST

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, Sub-Adviser and the Trust’s other service providers.

One Trustee and all of the officers of the Trust are directors, officers or employees of the Adviser, except for Mr. Hunter and Mr. Kalina, who are employees of affiliates of the Distributor. The other Trustees are Independent Trustees. The fund complex includes all Funds advised by the Adviser (“Fund Complex”).

The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each officer is: c/o OSI ETF Trust, 60 State Street, Suite 700, Boston, MA 02109.

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard M. Goldman*** Year of Birth: 1961	Trustee	Since 2016	Managing Member, Becket Capital, LLC (advisory services firm) (2012 to present); Chief Operating Officer, Guggenheim Investments (2011 to 2012); Chief Executive Officer, Rydex Investments (2007 to 2012).	10	Harvest Volatility Edge Trust (2017 to present)
Charles A. Baker**** Year of Birth: 1953	Trustee	Since 2016	Chief Executive Officer of Investment Innovations LLC (investment consulting) (2013 to present); Managing Director of NYSE Euronext (2003 to 2012).	10	Global X Funds (July 2018 to present)
Jeffrey D. Haroldson Year of Birth: 1956	Trustee	Since 2016	Chief Operating Officer and Chief Legal Officer, Bridgeton Holdings LLC (real estate investment and development) (2013 to present); Senior Managing Director, Lexden Capital, LLC (real estate and green energy financing) (2014 to present); President, Ridgewood Capital Advisors LLC (consulting and business advisory services) (2012 to present).	10	None
Interested Trustee*****
Connor O’Brien Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer, O’Shares Investment Advisers, LLC (March 2016 to present); Chief Executive Officer and President, O’Shares Investments, Inc. (2015 to present); President, Beanstox Inc. (2017 to present); President and Chief Investment Officer, Stanton Asset Management Inc. (2002 to present); President, Chief Executive Officer and Director, O’Leary Funds Management LP (2008 to present).	10	None

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*	Each Independent Trustee may be contacted by writing to the Independent Trustees of OSI ETF Trust, 60 State Street, Suite 700, Boston, MA 02109.
**	Each Trustee serves until his successor is duly elected or appointed and qualified.
***	Chair of the Nominating and Governance Committee.
****	Chair of the Audit Committee.
*****	Mr. O’Brien is considered to be an interested person of the Trust because of his relationship with the Adviser.

Officers Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kevin Beadles 60 State Street, Suite 700 Boston, MA 02109 Year of Birth: 1966	President and Secretary	Since 2016

Director, Strategic Development, O’Shares Investment Advisers LLC (April 2017 to present); Director of Capital Markets and Strategic Development, O’Shares Investments, Inc. (April 2015 to March 2017); Chief Strategy Officer, Managing Director of Capital Markets and Portfolio Risk Management and Head of Global Product Development, Wedbush Securities, Inc. and Lime Brokerage, LLC (a wholly owned subsidiary of Wedbush Securities, Inc.) (July 2004 to December 2013).

Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Chief Financial Officer and Treasurer	Since 2016

Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).**

Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1961	Chief Compliance Officer	Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).**

*	Each officer serves until his successor is duly elected or appointed and qualified.
**	Messrs. Hunter and Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

Trustee Ownership of Fund Shares

The following table shows the dollar range of Shares of the Fund owned by each Trustee in series of the Trust:

Information as of December 31, 2017

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Richard M. Goldman	[None]	[None]
Charles A. Baker	[None]	[None]
Jeffrey D. Haroldson	[None]	[None]

Interested Trustee
Connor O’Brien	$[ ]	$[ ]

*Family of Investment Companies consists only of the Funds of OSI ETF Trust.

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Qualification of Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Richard M. Goldman: Mr. Goldman has extensive experience in the investment management business, including serving as Chairperson of the Securities Funds’ Board of Trustees, and President and a Trustee of the Rydex Funds’ Board of Trustees.

Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including as Managing Director of NYSE Euronext.

Jeffrey D. Haroldson: Mr. Haroldson has extensive experience in the investment management business, including prior positions as President and Chief Operating Officer of a global real estate fund management firm, Chief Operating Officer and General Counsel of a real estate investment firm, President of a venture capital and private equity firm, an Executive in the Corporate Investment Banking and Markets Division of HSBC, and serving as a Trustee on the Board of EGA Emerging Global Shares Trust.

Conner O’Brien: Mr. O’Brien has extensive experience in the investment management business, including serving as President, Chief Executive Officer, Chief Investment Officer, Fund Manager, and Director of various investment advisers.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

Board Structure

The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust and the Fund. The Board elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of three Independent Trustees that are not considered to be “interested persons” by reason of their relationship with the Trust’s management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Adviser. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees and in light of the fact that the Trust is newly formed and the Independent Trustees were recently elected, the Board has determined not to elect a Chairman of the Board or designate a lead Independent Trustee at this time, although it will revisit these determination regularly. Each Trustee serves until his or her death, resignation, removal, retirement or inability otherwise to serve.

The Board has determined that this leadership structure is appropriate given the size, function and nature of the Trust, as well as the Board’s oversight responsibilities. The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Trust and its shareholders.

The Board will hold four regularly scheduled meetings each year. At each such meeting, the Independent Trustees will meet in executive session to discuss matters outside the presence of management. In addition, the Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Nominating and Governance Committee of the Board annually evaluates the performance of the Board, taking into account such factors as it may deem appropriate. These factors may include attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.

The Board oversees the performance of the Adviser, Sub-Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s and Sub-Adviser’s risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the CCO, including, but not

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limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, Sub-Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Fund’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2018.

The Nominating and Governance Committee has the responsibility, among other things, to assist the Board in: (i) identifying and recommending, and considering shareholder recommendations, for nominations for Board members; (ii) determining the composition of the Board and its Committees; (iii) monitoring the process to assess Board effectiveness; and (iv) developing and implementing the Fund’s governance policies.

While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o OSI ETF Trust at 60 State Street, Suite 700, Boston, MA 02109. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. Because the Trust does not hold annual shareholder meetings, there is no guarantee that a nominee will be submitted for election in a particular year. Nominations will only be maintained by the Trust for a period from one year of receipt and will be considered by the Nominating and Governance Committee for any shareholder meetings held during that year for the election of Trustees. The Nominating and Governance Committee did not meet during the fiscal year ended June 30, 2018.

Compensation of Trustees and Officers

No Trustee or officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. The Trust pays each Independent Trustee a $20,000 annual retainer fee, together with a $2,000 per meeting fee for attendance at Board meetings ($500 per meeting held via telephone). The chairperson of the Audit Committee receives an additional fee from the Trust of $5,000 per year. The chairperson of the Nominating and Governance Committee receives an additional fee from the Trust of $2,500 per year. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board. These fees are payable by the Trust but are subject to the Adviser’s unified management fee, as discussed below under “Information About Adviser and Sub-Adviser—Investment Advisory Agreement.”

The table below shows the aggregate compensation paid to each Trustee for the fiscal year ended June 30, 2018.

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Name	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Trust Paid to Trustees
Independent Trustees
Richard M. Goldman	$[ ]	None	None	$[ ]
Charles A. Baker	$[ ]	None	None	$[ ]
Jeffrey D. Haroldson	$[ ]	None	None	$[ ]
Interested Trustee
Connor O’Brien	None	None	None	None

Control Persons and Principal Holders of Securities

As of the date of this SAI, the Trustees and officers, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of October [ ], 2018, the name, address and percentage ownership of each DTC Participant that owned of record or is known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund is set forth in the table below.

O’Shares FTSE Russell Small Cap Quality Dividend ETF
Nominee Name/Address

TO BE UPDATED IN 485(B) FILING.

*A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of the Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.

INFORMATION ABOUT ADVISER AND SUB-ADVISER

Investment Adviser and Sub-Adviser

O’Shares Investment Advisers, LLC acts as the Fund’s investment adviser pursuant to the investment advisory agreement between O’Shares and the Trust (the “Advisory Agreement”). The Adviser is a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2105, Montreal, QC H3A 2R7 (Canada). The Adviser was founded in 2016.

Vident Investment Advisory, LLC acts as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company with its principal offices located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076.

Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Fund’s investment program. The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Target Index, subject to the overall supervision and oversight of the Adviser and the Board. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objectives, policies, strategies and restrictions. The Board of Trustees supervises and oversees the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.

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Conflicts of Interest

In the course of providing advisory services for the Fund, the Sub-Adviser may simultaneously recommend the sale of a particular security for one Fund or account, if any, while recommending the purchase of the same security for another Fund or account, if any, if such recommendations are consistent with each client’s investment strategies.

The Sub-Adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Sub-Adviser’s clients, such as the Fund. Thus the Sub-Adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Sub-Adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Sub-Adviser, their affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Sub-Adviser may buy or sell securities or other instruments that the Sub-Adviser has recommended to, or purchased for, their clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Sub-Adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Sub-Adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with their fiduciary duty to their clients and in accordance with applicable law.

Any Access Person of the Sub-Adviser may make security purchases subject to the terms of the Sub-Adviser’s Code of Ethics, respectively, which is consistent with the requirements of Rule 17j-1 under the 1940 Act.

The Sub-Adviser and their affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Sub-Adviser and their affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Sub-Adviser. Accordingly, should the Sub-Adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Sub-Adviser and their affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Investment Advisory Agreement

Under the Advisory Agreement, the Fund pays the Adviser a management fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of the Fund.

Fund	Management Fee
O’Shares FTSE Russell Small Cap Quality Dividend ETF	0.48%

The table below shows the actual advisory fees paid by the Fund during the two most recent fiscal years:

Name of Fund	Advisory Fees Paid
O’Shares FTSE Russell Small Cap Quality Dividend ETF (1)
Fiscal year ended June 30, 2018	$[ ]
Fiscal year ended June 30, 2017	$56,821

(1)The O’Shares FTSE Russell Small Cap Quality Dividend ETF commenced operations on December 30, 2016.

Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Fund, except for (i) the management fee, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (viii) other extraordinary or non-routine expenses.

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The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust, or any of its shareholders in connection with the matters to which the Advisory Agreement relates, but will be liable for losses resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of the Adviser’s duties, or from reckless disregard by the Adviser of the Adviser’s duties or obligations under the Advisory Agreement. The Advisory Agreement also provides that directors, officers or employees of the Adviser may engage in other business, devote time and attention in part to any other business whether of a similar or dissimilar nature, and the Adviser may render investment advisory services to others. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in their first report to shareholders.

The Advisory Agreement with respect to the Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the Fund’s shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

Investment Sub-Advisory Agreement

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for its services. The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, any Fund, the Trust, or any of its shareholders, in connection with the matters to which the Sub-Advisory Agreement relates, but will be liable for losses resulting from willful misconduct, bad faith or gross negligence on the Sub-Adviser’s part in the performance of the Sub-Adviser’s duties or from reckless disregard by the Sub-Adviser of its duties or obligations under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides that directors, officers or employees of the Sub-Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and the Sub-Adviser may render investment advisory services to others.

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a variable fee (the “Variable Fee”), subject to certain minimum amounts and caps, calculated based on the aggregate average daily net assets under management (“AUM”) of all the series of the Trust sub-advised by the Sub-Adviser, at the annual rate indicated below, plus one additional basis point for AUM attributable to non-domestic assets:

AUM	Variable Fee (basis points)
$0 - $250,000,000	4
$250,000,001 - $500,000,000	3
$500,000,001 - $1,000,000,000	2
> $1,000,000,001	1

The table below shows the fees paid by the Adviser to the Sub-Adviser during the two most recent fiscal years:

Name of Fund	Sub-Advisory Fees Paid
O’Shares FTSE Russell Small Cap Quality Dividend ETF (1)
Fiscal year ended June 30, 2018	$[ ]
Fiscal year ended June 30, 2017	$6,657.53

(1)The O’Shares FTSE Russell Small Cap Quality Dividend ETF commenced operations on December 30, 2016.

The Sub-Advisory Agreement with respect to the Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or Interested Persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the Fund’s shareholders, on 60 calendar days written notice to the Sub-Adviser, and by the Sub-Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

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Portfolio Manager

Denise M. Krisko, CFA has been the Fund’s portfolio manager since the Fund’s inception.

Other Accounts Managed by Portfolio Manager

The following table provides information about the portfolio manager as of June 30, 2018:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Denise M. Krisko, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Portfolio Manager Compensation

Ms. Krisko is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. Ms. Krisko receives a base salary and is eligible to earn discretionary bonuses from time to time. The availability and amount of any bonus will be based on factors such as the Sub-Adviser’s profitability, Ms. Krisko’s individual performance and team contribution.

Disclosure of Securities Ownership

The table below shows the dollar range of equity securities in the Funds beneficially owned by the portfolio manager as of June 30, 2018.

Dollar Range of Securities
Portfolio Manager	Beneficially Owned
Denise Krisko, CFA	[ ]

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser, and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services LLC (“Foreside Compliance”), Foreside Fund Services, LLC, and their affiliates) have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics are effective in preventing such activities. The Codes of Ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Trust’s, the Adviser’s, the Sub-Adviser’s and Foreside Financial Group, LLC’s Codes of Ethics are on file with the SEC and are available to the public.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated that Business Day through financial reporting and news services, including the website www.oshares.com.

Each day the Fund is open for business, the Trust will publicly disseminate the Fund’s full portfolio holdings as of the close of the previous day through its website at www.oshares.com. In addition, each Business Day a portfolio composition file, which displays the names and quantities of the instruments comprising the In-Kind Creation Basket and In-Kind Redemption Basket, as well as the estimated Cash Component and Cash Redemption Amount (if any), for that day, is publicly disseminated prior to the opening of the Exchange via the NSCC.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the CCO or, in his/her absence, any other authorized officer of the Trust if he or she determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser, Sub-Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure

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INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

JPMorgan Chase Bank, N.A. (“Administrator”), 70 Fargo Street, Boston, Massachusetts 02210, acts as administrator, fund accounting agent and transfer agent to the Fund pursuant to an administration agreement. The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Fund under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Fund under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

JPMorgan Chase Bank, N.A. (’‘Custodian’’), 4 Chase MetroTech Center, Brooklyn, New York 11245, acts as custodian to the Fund.

The following table sets forth the administration, custodian and transfer agency expenses of the Fund paid by the Investment Adviser to the Administrator for the fiscal years noted:

Fund	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended June 30, 2018	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended June 30, 2017
O’Shares FTSE Russell Small Cap Quality Dividend ETF	$[ ]	$0.00

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm to the Fund. BBD provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 serves as the Trust’s legal counsel.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Trust has entered into a Distribution Agreement (“Distribution Agreement”), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and transfer agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units, as described in the section of this SAI entitled “Transactions in Creation Units. The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Principal Financial Officer, Chief Compliance Officer and AML Officer Services Agreements

The Trust has entered into agreements with Foreside Compliance, with its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101, pursuant to which Foreside Compliance provides the Trust with the services of individual(s) to serve as the Trust’s Chief Compliance Officer (“CCO), AML compliance officer and Principal Financial Officer. Foreside Compliance does not

25

have a role in determining the investment policies of the Trust or Fund, or which securities are to be purchased or sold by the Trust or the Fund.

Distribution and Service Plan

Shares are continuously offered for sale only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Fund; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, investment opportunities and diversification. No fees are currently paid by the Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related thereto (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Fund Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding Shares.

Payments to Financial Intermediaries

The Adviser or another affiliate of the Fund, out of its own resources, may provide additional compensation to third parties, including financial intermediaries. Such compensation is sometimes referred to as “revenue sharing”. Compensation received by a third party from the Adviser or another affiliate of the Fund may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by a third party in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

Any compensation received by a financial intermediary, whether from the Fund or their affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

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ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on April 12, 2016 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of ten series. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular Fund, only Shares of that Fund may be entitled to vote on the matter. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of the Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as a securities depositary for the Shares. The Shares of the Fund are represented by a global certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all

27

outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and are the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services. While proxy voting is not integral to the Adviser’s investment strategy, the Adviser has implemented a written Proxy Voting Policy and Procedure (the “Proxy Voting Policy”) that is reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of the Fund and their shareholders.

The Adviser has retained Broadridge Financial Solutions, Inc. (“Broadridge”) as its proxy voting agent and has instructed Broadridge to vote proxies with respect to securities held by the Fund in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is a neutral third party that issues recommendations based on its own internal proxy voting guidelines. Using Glass Lewis’ recommendations assists in limiting conflict of interest issues between the Adviser and the Fund. Please see Appendix A for the 2018 overview of Glass Lewis’ proxy voting guidelines. The Adviser periodically conducts due diligence on Broadridge as part of its oversight responsibilities related to the use of Broadridge. The Adviser does not retain Broadridge to conduct research concerning the manner in which proxies should be voted.

The Adviser retains the discretion to (i) depart from Glass Lewis’ recommendations on routine or common matters, and (ii) vote in its discretion on non-routine or contentious matters (such votes in clauses (i) and (ii) are referred to as “Discretionary Votes”). For each Discretionary Vote, the Adviser will determine in accordance with its business judgment that the Discretionary Vote is, on balance, in the best interests of the shareholders of the Fund considering the facts and circumstances existing at the time of such vote. The Adviser will report to the Board at the next regularly scheduled quarterly Board meeting any Discretionary Votes for the previous quarter and the rationale for such Discretionary Votes.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 855-637-5383 or on the website of the SEC, www.sec.gov.

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TRANSACTIONS IN CREATION UNITS

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. No Fund will issue fractional Creation Units.

To purchase or redeem any Creation Units from the Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Regular orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the Fund’s NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

The securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket will each correspond pro rata to the positions in the relevant Fund’s portfolio (including cash positions), except (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (3) to-be-announced transactions, short positions, derivatives and other positions that cannot be transferred in kind will be excluded from the In-Kind Creation Basket and In-Kind Redemption Basket; (4) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (5) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Target Index.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the Fund’s NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in the Fund Deposit or Fund Redemption in lieu of such security.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Shares of the Fund will only be issued against full payment, as further described in the Prospectus and this SAI.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The “Creation Transaction Fee” and “Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. An additional charge (“Variable Fee”) may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Adviser, subject to the approval of the Board, may adjust or waive the Transaction

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Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation/Redemption Transaction Fees for the Fund is identified in the table below. An additional Variable Fee of up to a maximum of 2.00% of the value of the Creation Unit (inclusive of any transaction fees charged), may be charged for each creation and redemption.

Fund	Standard Transaction Fee
O’Shares FTSE Russell Small Cap Quality Dividend ETF	$ 500

Purchasing Creation Units

Fund Deposit. The consideration for a Creation Unit of the Fund is the Fund Deposit plus the Transaction Fee. The Fund Deposit will consist of the In-Kind Creation Basket, which constitutes a representation of, the long positions in the Target Index held by the Fund, and Cash Component, or an all cash payment.

The Cash Component may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Creation Basket and the Cash in-Lieu Amount, if any, the Fund pays the Balancing Amount to the purchaser.

The Administrator, in a Portfolio Composition File (“PCF”) sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and quantities of the instruments comprising the In-Kind Creation Basket (subject to possible amendment or correction) to be included in the current Fund Deposit for the Fund (based on information about the long positions in the Fund’s portfolio at the end of the previous Business Day). The Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component (if any) for that day.

The Fund Deposit is applicable for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions, investment rebalancing, and investment decisions by the Adviser are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the Participant Agreement. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares of the Fund order, would own eighty percent (80%) or more of the outstanding Shares of such Fund; (iii) the acceptance of the Fund Deposit would have certain adverse tax consequences, such as causing the Fund no longer to meet RIC status under the Code for federal tax purposes; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; (v) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, the Adviser and/or Sub-Adviser, have an adverse effect on the Fund or on the rights of the Fund’s beneficial owners; or (vi) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems

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failures involving computer or other information systems affecting the Fund, the Adviser, the Sub-Adviser, the transfer agent, Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash is required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction is liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Redeeming Creation Units

Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment, minus the Transaction Fee. Investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Redemption Amount may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the redeeming investor pays the Balancing Amount to the Fund.

The Administrator, in a PCF sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) a list of the names and quantities of the instruments comprising the In-Kind Redemption Basket (subject to possible amendment or correction) to be included in the current Fund Redemption for the Fund. The In-Kind

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Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day in certain limited circumstances (such as in connection with pending changes to the Fund’s Target Index). The Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Redemption Amount (if any) for that day.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received are effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, are deemed received on the next Business Day and are effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount are transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both: (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date; and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The Fund’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

TAXATION

Taxation of the Fund

Set forth below is a discussion of certain U.S. federal income tax considerations concerning the Fund and the purchase, ownership, and disposition of the Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”) and other retirement plans). This discussion is based upon present provisions of the Code and the regulations promulgated thereunder in effect as of the date hereof, and judicial decisions and administrative rulings in existence as of the date hereof, all of which are subject to changes, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Election to be Taxed as a RIC. The Fund intends to qualify and to continue to be treated each year as a RIC. A RIC generally is not subject to federal income tax on net income and net capital gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things, satisfy the following requirements:

(a) derive in each taxable year at least 90% of its gross income from: (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTP,” as defined below) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

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(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value its total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in: (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) the securities of one or more QPTPs (as defined below) (“Diversification Requirement”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year (“Distribution Requirement”).

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Federal Excise Tax. Amounts not distributed on a timely basis are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all such ordinary income and capital gains that were not distributed in previous years. For this purpose, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three year look back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Taxation of Portfolio Transactions

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year

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generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Diversification Requirement, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by the Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, the Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. The Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Options, Futures, and Swaps. Investments by the Fund in options, futures, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked-to-market with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which the Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with

34

respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Fund Distributions

In general. For federal income tax purposes, distributions of investment company taxable income — generally consisting of net investment income, and the excess of net short-term (i.e., investments held for one year or less) capital gain over net long-term (see below) capital loss all determined without regard to any deduction for dividends paid —are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or Shares. Distributions of net capital gain — that is, the excess of net long-term capital gains from the sale of investments that the Fund has owned (or is treated as having owned) for more than one year (i.e., long –term capital gains) over net short-term capital losses-that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in Shares, are taxable at long-term capital gains rates, regardless of how long the shareholder has held the Fund’s Shares. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income” (see below).

Distributions attributable to the excess of net gains from the sale of investments that the Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover.

Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers) or 25% depending on the nature of the capital gain.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

Distributions by the Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants as ordinary income without regard to the character of the income earned by the qualified plan.

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Please consult a tax adviser for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Qualified Dividend Income. “Qualified dividend income” received by an individual shareholder will be taxed at the rates mentioned above applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States); or (b) treated as a PFIC.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Dividends Declared in December and Paid in January. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Disposition of Shares

Upon a redemption or sale of Shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his, her or its basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a redemption or sale of Shares will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the

36

Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such Shares.

An Authorized Participant who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Backup Withholding

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if: (1) the shareholder fails to furnish the Fund with the shareholder’s correct social security number or other taxpayer identification number and certify that the number is correct; (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding; or (4) the shareholder fails to certify that he or she is a U.S. person. The backup withholding rate is 28%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a ’‘foreign shareholder’’), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right

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to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

If a beneficial owner of Fund Shares who is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.

A beneficial holder of Shares who or that is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Fund Shares or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays, and, after December 31, 2018, the gross proceeds of share redemptions and certain capital gain dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS, or with a governmental authority in its own country, in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Equalization Accounting

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund distributes its capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise tax. The Fund may on its tax return treat as a distribution of investment company taxable income (“ICTI”) or net capital gain (“NCG”), as the case may be, the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders portion of the Fund’s undistributed ICTI and NCG, respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that the Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed ICTI or NCG will be reflected in the value of the Fund’s Shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. As noted above, investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

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APPENDIX A: Proxy Voting Guidelines

[TO BE UPDATED WITH 2018 GUIDELINES IN 485(B) FILING]

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OSI ETF TRUST

File Nos. 811-23167 & 333-212418

PART C

Other Information

Item 28. Exhibits.

(a)	Agreement and Declaration of Trust

(i)	Certificate of Trust dated April 12, 2016. Incorporated by Reference to the Registrant’s initial Registration Statement on Form N-1A (Filed July 6, 2016) (the “Initial Registration Statement”).

(ii)	Amended and Restated Agreement and Declaration of Trust dated December 12, 2016. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(b)	By-laws

(i)	By-Laws effective as of April 12, 2016. Incorporated by Reference to the Initial Registration Statement.

(c)	Instruments Defining Rights of Security Holders

(i)	Agreement and Declaration of Trust

(a)	Article III, Shares
(b)	Article V, Shareholders’ Voting Powers and Meetings
(c)	Article VI, Net Asset Value; Distributions; Redemptions; Transfers
(d)	Article VIII, Certain Transactions: Section 4
(e)	Article X, Miscellaneous: Section 4

(ii)	By-Laws

(a)	Article II, Meetings of Shareholders
(b)	Article VI, Records and Reports: Section 1, 2 and 3
(c)	Article VII, General Matters: Section 3, 4, 6 and 7
(d)	Article VIII, Amendments: Section 1

(iii)	Part B, Statement of Additional Information – Item 22

(d)	Investment Advisory Contracts

(i)	Investment Advisory Agreement dated December 12, 2016 between OSI ETF Trust and O’Shares Investment Advisers, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Schedule A to the Investment Advisory Agreement as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(ii)	Form of Investment Advisory Agreement between OSI ETF Trust and O’Shares Investment Advisers, LLC. Incorporated by Reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed April 30, 2018).

(iii)	Investment Sub-Advisory Agreement dated December 12, 2016 between O’Shares Investment Advisers, LLC and Vident Investment Advisory, LLC. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Schedule A to the Investment Sub-Advisory Agreement as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(iv)	Form of Investment Sub-Advisory Agreement between O’Shares Investment Advisers, LLC and FFCM LLC. Incorporated by Reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed April 30, 2018).

(e)	Underwriting Contracts

(i)	ETF Distribution Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Exhibit A to the Distribution Agreement as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(ii)	ETF Distribution Agreement Novation between OSI ETF Trust and Foreside Fund Services, LLC. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(iii)	Form of Authorized Participant Agreement. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(f)	Bonus or Profit Sharing Contracts

Not Applicable.

(g)	Custodian Agreements

(i)	Global Custody Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Schedule A to the Global Custody Agreement as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(h)	Other Material Contracts

(i)	Fund Services Agreement dated December 21, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

	(a)	Schedule A to the Fund Services Agreement as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(ii)	Agency Services Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Exhibit A to the Agency Services Agreement as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(iii)	Fund CCO and AMLO Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Officer Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(iv)	Fund CFO/Treasurer Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Officer Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(v)	Form of Sub-License Agreement (FTSE) between OSI ETF Trust and O’Shares Investments Inc. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(vi)	Form of Licensing Agreement (S-Network) between OSI ETF Trust and O’Shares Investments Inc. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(i)	Legal Opinion

(i)

Opinion and consent of counsel. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(ii)

Opinion and consent of counsel. Incorporated by Reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed April 30, 2018).

(iii)	Opinion and consent of counsel. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(j)	Other Opinions

(i)

Consent of Independent Registered Public Accounting Firm. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(ii)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of the Predecessor Funds. Incorporated by Reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed June 28, 2018).

(k)	Omitted Financial Statements

Not Applicable.

(l)	Initial Capital Agreements Not Applicable.

(m)	Rule 12b-1 Plan

(i)	Distribution Plan, pursuant to Rule 12b-1. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Schedule I to the Distribution and Service Plan as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(n)	Rule 18f-3 Plan

Not Applicable.

(p)	Code of Ethics

(i)	Code of Ethics of OSI ETF Trust. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(ii)	Code of Ethics of O’Shares Investment Advisers, LLC. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(iii)	Code of Ethics of Vident Investment Advisory, LLC. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(iv)	Code of Ethics of FFCM LLC. Incorporated by Reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed April 30, 2018).

(v)	Code of Ethics of Foreside Financial Group, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(q)	Power of Attorney

(i)	Power of Attorney dated December 12, 2016 for Connor O’Brien, Charles A. Baker, Richard M. Goldman, Jeffrey D. Haroldson and Kevin Beadles. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Indemnification of the Trust’s Trustees, officers, adviser, subadviser, distributor, custodian, administrator, transfer agent and accounting services provider against certain stated liabilities is provided for in the following documents:

(a)	Section 9 of the Investment Advisory Agreement dated December 12, 2016 between OSI ETF Trust and O’Shares Investment Advisers, LLC, as incorporated by reference herein.

(b)	Section 9 of the Form of Investment Advisory Agreement between OSI ETF Trust and O’Shares Investment Advisers, LLC, as incorporated by reference herein.

(c)	Section 6 of the Investment Sub-Advisory Agreement dated December 12, 2016 between O’Shares Investment Advisers, LLC and Vident Investment Advisory LLC, as incorporated by reference herein.

(d)	Section 6 of the Form of Investment Sub-Advisory Agreement between O’Shares Investment Advisers, LLC and FFCM LLC, as incorporated by reference herein.

(e)	Section 6 of the ETF Distribution Agreement, as incorporated by reference herein.

(f)	Section 7 of the Global Custody Agreement, as incorporated by reference herein.

(g)	Section 6 of the Fund Services Agreement, as incorporated by reference herein.

(h)	Section 8 of the Agency Services Agreement, as incorporated by reference herein.

(i)	Section 3 of the Fund CCO and AMLO Agreement, as incorporated by reference herein.

(j)	Section 3 of the Fund CFO/Treasurer Agreement, as incorporated by reference herein.

Item 31. Business and Other Connections of the Investment Adviser

(a)	Investment Adviser

O’Shares Investment Advisers, LLC, a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 60 State Street, Boston, MA 02109. O’Shares Investment Advisers, LLC is primarily engaged in providing investment management services. Additional information regarding O’Shares Investment Advisers, LLC, and information as to the officers and directors of O’Shares Investment Advisers, LLC, is included in its Form ADV, as filed with the SEC (Registration Number 801-108146) and is incorporated herein by reference.

(b)	Sub-adviser

Vident Investment Advisory, LLC, a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. Vident Investment Advisory, LLC is primarily engaged in providing investment management services. Additional information regarding Vident Investment Advisory, LLC, and information as to the officers and directors of Vident Investment Advisory, LLC, is included in its Form ADV, as filed with the SEC (Registration Number 801-80534) and is incorporated herein by reference.

FFCM LLC a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 53 State Street, Suite 1308, Boston, MA 02109. FFCM LLC is primarily engaged in providing investment management services. Additional information regarding FFCM LLC, and information as to the officers and directors of FFCM LLC is included in its Form ADV, as filed with the SEC (Registration Number 801-71685) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”), whose principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101, is the Registrant’s principal underwriter. The Distributor serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund

2.	Absolute Shares Trust

3.	AdvisorShares Trust

4.	AmericaFirst Quantitative Funds

5.	American Beacon Funds

6.	American Beacon Select Funds

7.	ARK ETF Trust

8.	Avenue Mutual Funds Trust

9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios

10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios

11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust

12.	Bridgeway Funds, Inc.

13.	Brinker Capital Destinations Trust

14.	Center Coast MLP & Infrastructure Fund

15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

16.	Context Capital Funds

17.	CornerCap Group of Funds

18.	Davis Fundamental ETF Trust

19.	Direxion Shares ETF Trust

20.	Eaton Vance NextShares Trust

21.	Eaton Vance NextShares Trust II

22.	EIP Investment Trust

23.	Evanston Alternative Opportunities Fund

24.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)

25.	FEG Absolute Access Fund I LLC

26.	Fiera Capital Series Trust

27.	FlexShares Trust

28.	Forefront Income Trust

29.	Forum Funds

30.	Forum Funds II

31.	FQF Trust

32.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series

33.	GraniteShares ETF Trust

34.	Guinness Atkinson Funds

35.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)

36.	Horizons ETF Trust

37.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)

38.	Infinity Core Alternative Fund

39.	Ironwood Institutional Multi-Strategy Fund LLC

40.	Ironwood Multi-Strategy Fund LLC

41.	John Hancock Exchange-Traded Fund Trust

42.	Manor Investment Funds

43.	Miller/Howard Funds Trust

44.	Miller/Howard High Income Equity Fund

45.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

46.	OSI ETF Trust

47.	Palmer Square Opportunistic Income Fund

48.	Partners Group Private Income Opportunities, LLC

49.	PENN Capital Funds Trust

50.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

51.	Pine Grove Alternative Institutional Fund

52.	Plan Investment Fund, Inc.

53.	PMC Funds, Series of Trust for Professional Managers

54.	Quaker Investment Trust

55.	Renaissance Capital Greenwich Funds

56.	RMB Investors Trust (f/k/a Burnham Investors Trust)

57.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

58.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

59.	Salient MF Trust

60.	SharesPost 100 Fund

61.	Sound Shore Fund, Inc.

62.	Steben Alternative Investment Funds

63.	Steben Select Multi-Strategy Fund

64.	Strategy Shares

65.	The 504 Fund (f/k/a The Pennant 504 Fund)

66.	The Chartwell Funds

67.	The Community Development Fund

68.	The Relative Value Fund

69.	Third Avenue Trust

70.	Third Avenue Variable Series Trust

71.	TIFF Investment Program

72.	Transamerica ETF Trust

73.	Turner Funds

74.	U.S. Global Investors Funds

75.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

76.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

77.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II

78.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

79.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

80.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

81.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

82.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

83.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

84.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

85.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

86.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

87.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

88.	Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust

89.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)

90.	Wintergreen Fund, Inc.

91.	WisdomTree Trust

(b)	The directors and officers of the Registrant’s principal underwriter are:

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

(a)  O’Shares Investment Advisers, LLC, 1010 Sherbrooke Street West, Suite 2105, Montreal, Canada, H3A, 2R7, for records relating to the Trust and O’Shares Investment Adviser, LLC’s function as investment adviser;

(b) FFCM LLC, 53 State Street, Suite 3108, Boston, MA 02109, for records relating to its function as subadviser;

(c)  Vident Investment Advisory, LLC, 300 Colonial Center Parkway, Suite 330, Roswell, GA 30076, for records relating to its function as subadviser;

(d)  JPMorgan Chase Bank, N.A., One Beacon Street, 20th Floor, Boston, MA 02108, for records relating to its function as administrator, fund accountant and transfer agent;

(e)  JPMorgan Chase Bank, N.A., One Beacon Street, 20th Floor, Boston, MA 02108, for records relating to its function as custodian; and

(f)  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, for records relating to its function as principal underwriter.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 29th day of August 2018.

OSI ETF Trust

/s/ Kevin Beadles
Kevin Beadles, President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Kevin Beadles
Kevin Beadles	President and Secretary	August 29, 2018

/s/ Connor O’Brien
Connor O’Brien	Trustee	August 29, 2018

/s/ Richard M. Goldman*
Richard M. Goldman	Trustee	August 29, 2018

/s/ Charles A. Baker*
Charles A. Baker	Trustee	August 29, 2018

/s/ Jeffrey D. Haroldson*
Jeffrey D. Haroldson	Trustee	August 29, 2018

/s/ Joshua G. Hunter
Joshua G. Hunter	Treasurer	August 29, 2018

*By:	/s/ Kevin Beadles
Kevin Beadles
Attorney-in-Fact

(Pursuant to Power of Attorney, previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement and incorporated herein by reference)

INDEX TO EXHIBITS

Exhibit No.	Exhibit
None